EXHIBIT 99

Well Fargo 2004 WFMBS 2004-3 COMPUTATION MATERIALS (03-15-04)

Modeled       : Yes      Paydown       : 0         Coll Source   : MCF File  Pricing Type  : PSA       Auto Update   : No
Deal Format   : CMODEV   Paydown Date  : 20040330  TBV Source    : NA        Pricing Speed : 250.0                   :
Res Modeled   : Yes      First Payment : 20040425  Assumed Coll  : No        Pricing Date  : 20040330                :
Call Modeled  : Yes      Closed        : 20040330  Descend       : No                      :                         :
Model Type    : CMO      Collat Mode   : STD       Summary Coll  : No        Bond Paymode  : Constant  Last Updated  : 99999999
Indic Status  :          Frequency     : 12        Group Bypass  : No        BV Rescale    : No        Coll Fctr Date: 20040301


DE][LTYPE][PTYPE][BALANCE          ][NCOUPON    ][SERVFEE    ][WAM ][AGE ]
 0     FIX    AM            249685279.00 5.0700000000 0.2500000000   178


 #  Class           Cusip     Coupon     Original Balance Current Balance  Delay Daycount    Group Aux Description
=== =============== ========= ========== ================ ================ ===== =========== ===== === =======================
  1 A1                            4.7500   245,940,000.00   245,940,000.00    24 30/360          0     REG/FIX
  5 B-1-PPLO                      4.7500     3,745,279.00     3,745,279.00    24 30/360          0     REG/FIX
  6 B-2-PPLO                      4.7500             0.00             0.00    24 30/360          0     REG/FIX
  7 B-3-PPLO                      4.7500             0.00             0.00    24 30/360          0     REG/FIX
  8 B-4-PPLO                      4.7500             0.00             0.00    24 30/360          0     REG/FIX
  9 B-5-PPLO                      4.7500             0.00             0.00    24 30/360          0     REG/FIX
 10 B-6-PPLO                      4.7500             0.00             0.00    24 30/360          0     REG/FIX
 11 XS                            0.0000   249,685,279.00   249,685,279.00    24 30/360          0     IO/NTL/VAR



The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

 +-----------+
 | CITIGROUP |                                                                            Mon Mar 15 17:34:43 2004
 +-----------+
                                                           COMPMAT.data
PY Table for: A1
-------------
        PSA           0       100       300       400       500

      PRICE       YIELD     YIELD     YIELD     YIELD     YIELD
  101.50000     4.52152   4.45649   4.31354   4.23906   4.16433
  101.53125     4.51684   4.45072   4.30535   4.22961   4.15361
  101.56250     4.51216   4.44494   4.29717   4.22016   4.14290
  101.59375     4.50749   4.43917   4.28898   4.21071   4.13219
  101.62500     4.50281   4.43340   4.28080   4.20128   4.12149

  101.65625     4.49814   4.42764   4.27263   4.19184   4.11079
  101.68750     4.49347   4.42188   4.26446   4.18242   4.10010
  101.71875     4.48881   4.41612   4.25629   4.17299   4.08941
  101.75000     4.48414   4.41036   4.24813   4.16358   4.07873
  101.78125     4.47948   4.40460   4.23997   4.15416   4.06806

  101.81250     4.47482   4.39885   4.23181   4.14475   4.05739
  101.84375     4.47016   4.39310   4.22367   4.13535   4.04673
  101.87500     4.46551   4.38736   4.21552   4.12595   4.03607
  101.90625     4.46085   4.38161   4.20738   4.11656   4.02542
  101.93750     4.45620   4.37587   4.19924   4.10717   4.01477

  101.96875     4.45155   4.37014   4.19111   4.09779   4.00413
  102.00000     4.44690   4.36440   4.18298   4.08841   3.99350
  102.03125     4.44226   4.35867   4.17486   4.07903   3.98287
  102.06250     4.43761   4.35294   4.16674   4.06966   3.97224
  102.09375     4.43297   4.34721   4.15862   4.06030   3.96162

  102.12500     4.42833   4.34149   4.15051   4.05094   3.95101
  102.15625     4.42370   4.33577   4.14240   4.04159   3.94040
  102.18750     4.41906   4.33005   4.13430   4.03224   3.92980
  102.21875     4.41443   4.32433   4.12620   4.02289   3.91920
  102.25000     4.40980   4.31862   4.11810   4.01355   3.90861

  102.28125     4.40517   4.31291   4.11001   4.00422   3.89803
  102.31250     4.40054   4.30720   4.10192   3.99489   3.88745
  102.34375     4.39592   4.30150   4.09384   3.98556   3.87687
  102.37500     4.39129   4.29580   4.08576   3.97624   3.86630
  102.40625     4.38667   4.29010   4.07769   3.96692   3.85574

  102.43750     4.38206   4.28440   4.06962   3.95761   3.84518
  102.46875     4.37744   4.27871   4.06155   3.94831   3.83463
  102.50000     4.37282   4.27302   4.05349   3.93901   3.82408

        WAL     8.40780   6.57867   4.38430   3.71900   3.22311
      START        0:01      0:01      0:01      0:01      0:01
        END       14:10     14:10     14:10     14:10     14:10


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.